UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MBIA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MBIA INC.

MBIA INC.

113 KING STREET

ARMONK, NY 10504

Meeting Information
Meeting Type: Annual
For holders as of: March 10, 2010
Date: May 4, 2010 Time: 10:00 a.m. EDT
Location:	MBIA Inc. 113 King Street Armonk, NY 10504

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M20326-P91513

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M20327-P91513

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

1a.	Joseph W. Brown

1b.	David A. Coulter

1c.	Claire L. Gaudiani

1d.	Daniel P. Kearney

1e.	Kewsong Lee

1f.	Laurence H. Meyer

1g.	Charles R. Rinehart

1h.	Theodore Shasta

1i.	Richard C. Vaughan

2.	To approve the Company’s Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

3.	Resolved, that the shareholders support the performance bonus paid to the Company’s Chief Executive Officer for 2009 and his 2010 salary set forth in the table on page 48 of the Proxy Statement.

4.	Resolved, that the shareholders support the compensation paid to the Company’s Senior Executives as a whole for 2009 in the aggregate amount of $13,033,979 and their 2010 salaries set forth in the table on page 49 of the Proxy Statement.

5.	To ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for the Company for the year 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M20328-P91513

M20329-P91513